Exhibit 99.2

Supplemental Operating and Financial Data Third Quarter 2015 1001 17thStreet, Denver, CO 1300 www.franklinstreetproperties.com Franklin Street Properties Corp. 401 Edgewater Place Wakefield, MA 01880 (781)557-1300

Table of Contents Page Page Company Overview 3 Tenant Analysis and Leasing Activity Tenants by Industry 18 Key Financial Data 20 Largest Tenants with Annualized Rent and Remaining Term 19 Financial Highlights 4 Leasing Activity 20 Income Statements 5 Lease Expirations by Square Feet 21 Balance Sheets 6 Lease Expirations with Annualized Rent per Square Foot 22 Cash Flow Statements 7 Capital Expenditures 23 Property Net Operating Income (NOI) 8 Transaction Activity 24 Reconciliation FFO & AFFO 9 Loan Portfolio of Secured Real Estate 25 EBITDA 10 Property NOI 11 Net Asset Value Components 26 Debt Summary 12 Appendix: Definitions of Non-GAAP Measures FFO 27 Capital Analysis 13 EBITDA and NOI 28 AFFO 29 Owned and Managed Portfolio Overview 14-17 All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from) 63 V current expectations include general economic conditions, uncertainties relating to fiscal policy, changes in government regulations, regulatory uncertainty, geopolitical events, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in) s63 V SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. 1001 17thStreet, Denver, CO September 30, 2015 2

Company Overview

Overview

Franklin Street Properties Corp. ("FSP", "we", "our" or the "Company") (NYSE MKT: FSP) is investing in institutional-quality office properties in the U.S. FSP's strategy is to invest in select urban infill and central business district (CBD) properties, with primary emphasis on our top five markets of Atlanta, Dallas, Denver, Houston, and Minneapolis. FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income. FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP's real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

Our Business

As of September 30, 2015, the Company owned and operated a portfolio of real estate consisting of 36 properties, managed 9 Sponsored REITs and held five promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

Management Team

George J. Carter
President, Chief Executive Officer
Chairman of the Board

John G. Demeritt
Executive Vice President, Chief Financial Officer & Treasurer

Janet Notopoulos
Executive Vice President and Director

Scott H. Carter
Executive Vice President, General Counsel and Secretary

Jeffrey B. Carter
Executive Vice President and Chief Investment Officer

Eriel Anchondo
Senior Vice President of Operations

Inquiries

Inquires should be directed to: Georgia Touma
877-686-9496 or InvestorRelations@franklinstreetproperties.com

Snapshot (as of September 30, 2015)

Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	36
Total Square Feet	9.6 Million
Trading Symbol	FSP
Exchange	NYSE MKT
Common Shares Outstanding	100,187,405
Quarterly Dividend	$0.19
Dividend Yield	7.1%
Total Market Capitalization	$2.0 Billion
Insider Holdings	5.1%



999 Peachtree Street, Atlanta GA

September 30, 2015

3

FSP FRANKLIN STREET PROPERTIES

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14
Income Items:					
Rental revenue	$ 60,386	$ 58,801	$ 59,013	$ 61,022	$ 59,728
Total revenue	61,877	60,233	60,507	62,489	61,190
Adjusted EBITDA*	32,567	32,642	31,097	33,182	33,973
Equity in losses of non-consolidated REITs	(284)	(38)	(322)	(269)	(455)
Net income	3,166	3,903	12,533	4,295	1,567
FFO*	26,954	27,188	25,672	27,525	27,904
Per Share Data:					
EPS	$ 0.03	$ 0.04	$ 0.13	$ 0.04	$ 0.02
FFO*	$ 0.27	$ 0.27	$ 0.26	$ 0.27	$ 0.28
Weighted Average Shares (diluted)	100,187	100,187	100,187	100,187	100,187
Closing share price	$ 10.75	$ 11.31	$ 12.82	$ 12.27	$ 11.22
Dividend	$ 0.19	$ 0.19	$ 0.19	$ 0.19	$ 0.19
Payout Ratio:	71%	70%	74%	69%	68%
Balance Sheet Items:					
Real estate, net	$ 1,530,691	$ 1,539,343	$ 1,486,897	$ 1,524,307	$ 1,542,012
Other assets, net	395,689	400,758	402,515	412,083	425,305
Total assets, net	1,926,380	1,940,101	1,889,412	1,936,390	1,967,317
Total liabilities, net	992,086	984,555	921,082	956,743	968,948
Shareholders' equity	934,294	955,546	968,330	979,647	998,369
Market Capitalization and Debt:					
Total Market Capitalization (a)	$ 1,997,015	$ 2,053,120	$ 2,144,403	$ 2,117,299	$ 2,029,103
Total debt outstanding	920,000	920,000	860,000	888,000	905,000
Debt to Total Market Capitalization	46.1%	44.8%	40.1%	41.9%	44.6%
Debt to Adjusted EBITDA	7.1	7.0	6.9	6.7	6.7
Owned Portfolio Leasing Statistics:					
Owned portfolio assets	36	36	36	38	39
Portfolio total SF	9,640,904	9,639,740	9,310,131	9,580,057	9,690,361
Portfolio % leased	90.5%	90.6%	90.4%	92.8%	93.3%

(a) Total Market Capitalization is the closing share price multilplied by the number of shares outstanding plus total debt outstanding on that date.
* See pages 9 & 10 for reconciliations of Net Income to FFO and Adjusted EBITDA, respectively, and the Appendix for Defintions of these Non-GAAP Measures beginning on page 27.

September 30, 2015 4

Condensed Consolidated Income Statements
($ in thousands, except per share amounts)

	For the Three Months Ended			For the Nine Months Ended	For the Three Months Ended				For the Year Ended
	31-Mar-15	30-Jun-15	30-Sep-15	30-Sep-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14
Revenue:									
Rental	$ 59,013	$ 58,801	$ 60,386	$ 178,200	$ 61,597	$ 60,994	$ 59,728	$ 61,022	$ 243,341
Related party revenue:									
Management fees and interest income from loans	1,473	1,412	1,470	4,355	1,643	1,671	1,462	1,465	6,241
Other	21	20	21	62	23	76	-	2	101
Total revenue	**60,507**	**60,233**	**61,877**	**182,617**	**63,263**	**62,741**	**61,190**	**62,489**	**249,683**
Expenses:									
Real estate operating expenses	15,356	14,644	15,951	45,951	15,071	14,995	15,632	16,334	62,032
Real estate taxes and insurance	10,048	9,469	9,941	29,458	9,251	9,763	8,555	9,288	36,857
Depreciation and amortization	22,672	23,207	22,911	68,790	24,300	23,563	24,878	23,174	95,915
Selling, general and administrative	3,691	3,401	3,071	10,163	3,272	3,148	3,071	3,492	12,983
Interest	6,187	6,365	6,425	18,977	7,176	6,891	6,883	6,483	27,433
Total expenses	**57,954**	**57,086**	**58,299**	**173,339**	**59,070**	**58,360**	**59,019**	**58,771**	**235,220**
Income before interest income, equity in losses of non-consolidated REITs and taxes	2,553	3,147	3,578	9,278	4,193	4,381	2,171	3,718	14,463
Interest income	1	-	-	1	1	1	-	1	3
Equity in losses of non-consolidated REITs	(322)	(38)	(284)	(644)	(484)	(552)	(455)	(269)	(1,760)
Gain on sale of properties, less applicable income tax	10,462	948	1	11,411	-	-	-	940	940
Income before taxes on income	12,694	4,057	3,295	20,046	3,710	3,830	1,716	4,390	13,646
Income tax expense	161	154	129	444	137	117	149	95	498
Net income	**$ 12,533**	**$ 3,903**	**$ 3,166**	**$ 19,602**	**$ 3,573**	**$ 3,713**	**$ 1,567**	**$ 4,295**	**$ 13,148**
Weighted average number of shares outstanding, basic and diluted	100,187	100,187	100,187	100,187	100,187	100,187	100,187	100,187	100,187
Net income per share, basic and diluted	**$ 0.13**	**$ 0.04**	**$ 0.03**	**$ 0.20**	**$ 0.04**	**$ 0.04**	**$ 0.02**	**$ 0.04**	**$ 0.13**

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5

FRANKLIN STREET PROPERTIES

Condensed Consolidated Balance Sheets
(in thousands)

	March 31, 2015	June 30, 2015	September 30, 2015	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Assets:							
Real estate assets:							
Land	$ 174,707	$ 180,271	$ 180,271	$ 185,479	$ 185,479	$ 185,479	$ 183,930
Buildings and improvements	1,581,524	1,636,444	1,639,869	1,605,808	1,609,747	1,613,699	1,604,984
Fixtures and equipment	1,724	1,800	1,882	1,296	1,395	1,633	1,677
	1,757,955	1,818,515	1,822,022	1,792,583	1,796,621	1,800,811	1,790,591
Less accumulated depreciation	271,058	279,172	291,331	234,447	246,658	258,799	266,284
Real estate assets, net	1,486,897	1,539,343	1,530,691	1,558,136	1,549,963	1,542,012	1,524,307
Acquired real estate leases, net	124,337	126,926	117,272	172,262	161,519	149,019	138,714
Investment in non-consolidated REITs	78,228	78,164	77,853	79,983	79,405	78,907	78,611
Cash and cash equivalents	14,945	15,841	19,100	20,031	18,455	15,930	7,519
Restricted cash	56	48	34	688	728	707	742
Tenant rent receivables, net	4,587	2,886	3,548	6,035	2,867	2,865	4,733
Straight-line rent receivable, net	45,498	46,168	47,330	44,392	46,021	46,737	47,021
Prepaid expenses and other assets	14,114	9,658	10,324	9,954	9,716	9,768	10,901
Related party mortgage loan receivable	93,641	93,641	93,641	101,916	88,436	88,436	93,641
Other assets: derivative asset	774	918	-	4,801	2,626	4,582	3,020
Deferred leasing commissions, net	26,335	26,508	26,587	27,477	28,861	28,354	27,181
Total assets	**$ 1,889,412**	**$ 1,940,101**	**$ 1,926,380**	**$ 2,025,675**	**$ 1,988,597**	**$ 1,967,317**	**$ 1,936,390**
Liabilities and Stockholders' Equity:							
Liabilities:							
Bank note payable	$ 240,000	$ 300,000	$ 300,000	$ 316,500	$ 296,500	$ 285,000	$ 268,000
Term loan payable	620,000	620,000	620,000	620,000	620,000	620,000	620,000
Accounts payable and accrued expenses	36,065	39,199	42,164	34,390	34,590	40,228	42,561
Accrued compensation	1,241	2,327	3,236	1,027	2,052	2,863	3,758
Tenant security deposits	4,019	4,315	4,349	4,258	4,259	4,331	4,248
Other liabilities: derivative termination value	9,836	7,632	12,096	3,825	5,985	4,847	7,268
Acquired unfavorable real estate leases, net	9,921	11,082	10,241	13,273	12,467	11,679	10,908
Total liabilities	**921,082**	**984,555**	**992,086**	**993,273**	**975,853**	**968,948**	**956,743**
Commitments and contingencies							
Stockholders' Equity:							
Preferred stock	-	-	-	-	-	-	-
Common stock	10	10	10	10	10	10	10
Additional paid-in capital	1,273,556	1,273,556	1,273,556	1,273,556	1,273,556	1,273,556	1,273,556
Accumulated other comprehensive income (loss)	(9,062)	(6,714)	(12,096)	976	(3,359)	(265)	(4,248)
Accumulated distributions in excess of accumulated earnings	(296,174)	(311,306)	(327,176)	(242,140)	(257,463)	(274,932)	(289,671)
Total stockholders' equity	**968,330**	**955,546**	**934,294**	**1,032,402**	**1,012,744**	**998,369**	**979,647**
Total liabilities and stockholders' equity	**$ 1,889,412**	**$ 1,940,101**	**$ 1,926,380**	**$ 2,025,675**	**$ 1,988,597**	**$ 1,967,317**	**$ 1,936,390**

September 30, 2015

6

Condensed Consolidated Statements of Cash Flows (in thousands) Nine Months ended September 30, Twelve Months ended December 31 2015 2014 2014 2013 Cash flows from operating activities: Net income $ 19,602 $ 8,853 $ 13,148 $ 19,827 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization expense 70,340 74,237 97,916 81,267 Amortization of above market lease (96) 560 635 (365) Gain on sale of properties, less applicable income tax (11,411) - (940) (2,158) Equity in earnings (losses) from non-consolidated REITs 644 1,491 1,760 1,358 Increase in allowance for doubtful accounts (125) 125 275 (1,250) Changes in operating assets and liabilities: Restricted cash 708 (64) (99) (68) Tenant rent receivables 1,310 2,112 94 (2,103) Straight-line rents (1,573) (4,038) (4,737) (5,782) Lease acquisition costs (463) (438) (440) (1,146) Prepaid expenses and other assets (997) (106) 700 (1,547) Accounts payable and accrued expenses (603) (2,133) 206 11,137 Accrued compensation (522) (122) 773 445 Tenant security deposits 101 304 222 1,538 Payment of deferred leasing commissions (4,254) (4,854) (6,347) (9,125) Net cash provided by operating activities 72,661 75,927 103,166 92,028 Cash flows from investing activities: Property acquisitions (66,104) - - (454,447) Acquired real estate leases (10,604) - - (100,143) Property improvements, fixtures and equipment (15,005) (12,403) (18,370) (19,120) Office computers and furniture - - (191) (355) Investment in non-consolidated REITs - - - 4,858 Distributions in excess of earnings from non-consolidated REITs 81 81 107 108 Investment in related party mortgage loan receivable - (2,570) (11,170) (8,200) Repayment of related party mortgage loan receivable - 13,880 17,275 2,350 Changes in deposits on real estate assets - - - - Proceeds received on sales of real estate assets 55,659 - 14,192 12,301 Net cash provided by (used in) investing activities (35,973) (1,012) 1,843 (562,648) Cash flows from financing activities: Distributions to stockholders (57,107) (57,108) (76,142) (69,588) Proceeds (costs) from equity offering, net - - - 230,682 Borrowings under bank note payable 95,000 10,000 15,000 160,000 Repayments of bank note payable (63,000) (31,500) (53,500) (70,250) Borrowing (repayment) of term loan payable, net - - - 220,000 Deferred Financing Costs - - (2,471) (1,868) Net cash provided by (used in) financing activities (25,107) (78,608) (117,113) 468,976 Net decreases in cash and cash equivalents 11,581 (3,693) (12,104) (1,644) Cash and cash equivalents, beginning of period 7,519 19,623 19,623 21,267 Cash and cash equivalents, end of period $ 19,100 $ 15,930 $ 7,519 $ 19,623 September 30, 2015 7

FSP FRANKLIN STREET PROPERTIES

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

(in thousands)

Region	Rentable Square Feet or RSF	Three Months Ended 31-Mar-15	Three Months Ended 30-Jun-15	Three Months Ended 30-Sep-15	Nine Months Ended 30-Sep-15	Three Months Ended 31-Mar-14	Three Months Ended 30-Jun-14	Three Months Ended 30-Sep-14	Nine Months Ended 30-Sep-14	Inc (Dec)	% Change
East	1,333	$ 4,736	$ 4,648	$ 4,703	$ 14,087	$ 4,577	$ 4,655	$ 4,600	$ 13,832	$ 255	1.8%
MidWest	1,531	3,469	3,563	3,547	10,579	4,586	4,541	4,610	13,737	(3,158)	-23.0%
South	4,026	15,781	15,995	15,971	47,747	16,796	16,183	16,370	49,349	(1,602)	-3.2%
West	2,309	8,216	8,571	8,523	25,310	9,388	9,290	8,522	27,200	(1,890)	-6.9%
Same Store	9,199	32,202	32,777	32,744	97,723	35,347	34,669	34,102	104,118	(6,395)	-6.1%
Acquisitions	442	-	1,057	1,067	2,124	-	-	-	-	2,124	2.0%
Property NOI from the continuing portfolio	9,641	32,202	33,834	33,811	99,847	35,347	34,669	34,102	104,118	(4,271)	-4.1%
Dispositions		822	61	6	889	1,226	1,257	1,351	3,834	(2,945)	-2.6%
Property NOI		$ 33,024	$ 33,895	$ 33,817	$ 100,736	$ 36,573	$ 35,926	$ 35,453	$ 107,952	$ (7,216)	-6.7%
Same Store		$ 32,202	$ 32,777	$ 32,744	$ 97,723	$ 35,347	$ 34,669	$ 34,102	$ 104,118	$ (6,395)	-6.1%
Less Nonrecurring Items in NOI (a)		75	81	419	575	707	287	173	1,167	(592)	0.5%
Comparative Same Store		$ 32,127	$ 32,696	$ 32,325	$ 97,148	$ 34,640	$ 34,382	$ 33,929	$ 102,951	$ (5,803)	-5.6%

(a) Nonrecurring Items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

* See page 11 for a reconciliation of Net Income to Property NOI and the Appendix for Definitions of Non-GAAP Measures beginning on page 27. Property NOI Excludes NOI from investments in and interest income from secured loans to non-consolidated REITs.

September 30, 2015

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FRANKLIN STREET PROPERTIES

FFO & AFFO Reconciliation
(in thousands, except per share amounts)

	For the Three Months Ended			For the Nine Months Ended	For the Three Months Ended				For the Year Ended
	31-Mar-15	30-Jun-15	30-Sep-15	30-Sep-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14
Net income	$ 12,533	$ 3,903	$ 3,166	$ **19,602**	$ 3,573	$ 3,713	$ 1,567	$ 4,295	$ **13,148**
Gain (loss) on sale, less applicable income tax	(10,462)	(948)	(1)	**(11,411)**	-	-	-	(940)	**(940)**
GAAP income from non-consolidated REITs	322	38	284	**644**	484	552	455	269	**1,760**
FFO from non-consolidated REITs	601	885	645	**2,131**	419	351	508	652	**1,930**
Depreciation & amortization	22,678	23,168	22,848	**68,694**	24,289	23,638	25,374	23,249	**96,550**
NAREIT FFO*	25,672	27,046	26,942	**79,660**	28,765	28,254	27,904	27,525	**112,448**
Acquisition costs	-	142	12	**154**	14	-	-	-	**14**
Funds From Operations (FFO)*	$ 25,672	$ 27,188	$ 26,954	$ **79,814**	$ 28,779	$ 28,254	$ 27,904	$ 27,525	$ **112,462**
Adjusted Funds From Operations (AFFO)*									
Funds From Operations (FFO)*	$ 25,672	$ 27,188	$ 26,954	$ **79,814**	$ 28,779	$ 28,254	$ 27,904	$ 27,525	$ **112,462**
Reverse FFO from non-consolidated REITs	(601)	(885)	(645)	**(2,131)**	(419)	(351)	(508)	(652)	**(1,930)**
Distributions from non-consolidated REITs	27	27	27	**81**	27	27	27	26	**107**
Amortization of deferred financing costs	517	517	516	**1,550**	499	499	498	506	**2,002**
Straight-line rent	(69)	(574)	(930)	**(1,573)**	(1,783)	(1,541)	(714)	(698)	**(4,736)**
Tenant improvements	(2,936)	(3,420)	(1,794)	**(8,150)**	(1,132)	(1,837)	(2,612)	(4,244)	**(9,825)**
Leasing commissions	(830)	(1,539)	(1,490)	**(3,859)**	(1,080)	(2,786)	(577)	(1,405)	**(5,848)**
Non-investment capex	(643)	(1,418)	(1,090)	**(3,151)**	(364)	(1,621)	(700)	(851)	**(3,536)**
Adjusted Funds From Operations (AFFO)*	$ 21,137	$ 19,896	$ 21,548	$ **62,581**	$ 24,527	$ 20,644	$ 23,318	$ 20,207	$ 88,696
Per Share Data:									
EPS	$ 0.13	$ 0.04	$ 0.03	$ **0.20**	$ 0.04	$ 0.04	$ 0.02	$ 0.04	$ **0.13**
FFO*	0.26	0.27	0.27	**0.80**	0.29	0.28	0.28	0.27	**1.12**
AFFO*	0.21	0.20	0.22	**0.62**	0.24	0.21	0.23	0.20	**0.89**
Weighted Average Shares (basic and diluted)	100,187	100,187	100,187	**100,187**	100,187	100,187	100,187	100,187	**100,187**

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

September 30, 2015

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FRANKLIN STREET PROPERTIES

EBITDA Reconciliation
(in thousands, except ratio amounts)

	For the Three Months Ended			Nine Months Ended	For the Three Months Ended				Year Ended
	31-Mar-15	30-Jun-15	30-Sep-15	30-Sep-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14
Net income	$ 12,533	$ 3,903	$ 3,166	**$ 19,602**	$ 3,573	$ 3,713	$ 1,567	$ 4,295	**$ 13,148**
Interest expense	6,187	6,365	6,425	**18,977**	7,176	6,891	6,883	6,483	**27,433**
Depreciation and amortization	22,678	23,168	22,848	**68,694**	24,289	23,638	25,374	23,249	**96,550**
Income taxes	161	154	129	**444**	137	117	149	95	**498**
EBITDA	41,559	33,590	32,568	**107,717**	35,175	34,359	33,973	34,122	**137,629**
Excluding (gain) loss on sale, less applicable income tax	(10,462)	(948)	(1)	**(11,411)**	-	-	-	(940)	**(940)**
Adjusted EBITDA	$ 31,097	$ 32,642	$ 32,567	**$ 96,306**	$ 35,175	$ 34,359	$ 33,973	$ 33,182	**$ 136,689**
Interest expense	$ 6,187	$ 6,365	$ 6,425	**$ 18,977**	$ 7,176	$ 6,891	$ 6,883	$ 6,483	**$ 27,433**
Scheduled principal payments	-	-	-	**-**	-	-	-	-	**-**
Interest and scheduled principal payments	$ 6,187	$ 6,365	$ 6,425	**$ 18,977**	$ 7,176	$ 6,891	$ 6,883	$ 6,483	**$ 27,433**
Interest coverage ratio	5.03	5.13	5.07	**5.07**	4.90	4.99	4.94	5.12	**4.98**
Debt service coverage ratio	5.03	5.13	5.07	**5.07**	4.90	4.99	4.94	5.12	**4.98**
Debt	$ 860,000	$ 920,000	$ 920,000		$ 936,500	$ 916,500	$ 905,000	$ 888,000	
Adjusted EBITDA	31,097	32,642	32,567		35,175	34,359	33,973	33,182	
Annualized	124,388	130,568	130,268		140,700	137,436	135,892	132,728	
Debt-to-EBITDA	6.9	7.0	7.1		6.7	6.7	6.7	6.7	

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27. Amounts in the EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization , income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs , which are accounted for under the equity method.

September 30, 2015

10

 Reconciliation of Net Income to Property NOI* (in thousands) Reconciliation to Net income Nine Months Nine Months Three Months Ended Ended Three Months Ended Ended 31-Mar-15 30-Jun-15 30-Sep-15 30-Sep-15 31-Mar-14 30-Jun-14 30-Sep-14 30-Sep-14 Net Income $ 12,533 $ 3,903 $ 3,166 $ 19,602 $ 3,573 $ 3,713 $ 1,567 $ 8,853 Add (deduct): Gain on sale of properties, less applicable income taxes (10,462) (948) (1) (11,411) - - - - Management fee income (643) (559) (621) (1,823) (646) (682) (649) (1,977) Depreciation and amortization 22,672 23,207 22,911 68,790 24,300 23,563 24,878 72,741 Amortization of above/below market leases 6 (39) (63) (96) (11) 74 497 560 Selling, general and administrative 3,691 3,401 3,071 10,163 3,272 3,148 3,071 9,491 Interest expense 6,187 6,365 6,426 18,978 7,176 6,891 6,883 20,950 Interest income (1,262) (1,278) (1,293) (3,833) (1,410) (1,408) (1,216) (4,034) Equity in losses of - - non-consolidated REITs 322 38 284 644 484 552 455 1,491 Non-property specific items, net (20) (195) (63) (278) (165) 75 (33) (123) Property NOI $ 33,024 $ 33,895 $ 33,817 $ 100,736 $ 36,573 $ 35,926 $ 35,453 $ 107,952 * See the Appendix for Definition of Non-GAAP Measures beginning on page 27. September 30, 2015 11

Debt Summary
(in thousands)

	Maturity Date	Maximum Amount of Loan	Amount Drawn at 30-Sep-15	Interest Rate Components	Interest Rate at 30-Sep-15	Facility Fee
BAML Revolver	29-Oct-18	$ 500,000	$ 300,000	L+1.25%	1.45%	0.25%
BAML Term Loan	27-Sep-17	400,000	400,000	0.75% + 1.45%	2.20%	
BMO Term Loan	26-Aug-20	220,000	220,000	2.32% + 1.65%	3.97%	
		$ 1,120,000	$ 920,000		2.38%	

(a) Interest rate excludes amortization of deferred financing costs and facility fees, see notes below

On October 29, 2014, we amended and restated our bank facility we call the BAML Credit Facility, which has a total of $900 million available and is comprised of a revolver that we can borrow up to $500 million on, which we call the BAML Revolver and a term loan for $400 million that we call the BAML Term Loan. On August 26, 2013, we entered into a term loan we call the BMO Term Loan and borrowed $220 million. Additional information about these loans are in the footnotes to our financial statements. Pricing is based on our credit rating for the BAML Revolver, BAML Term Loan and the BMO Term Loan. Our credit rating as of September 30, 2015 was Baa3 from Moody's.

- The BAML Revolver is priced based on our current credit rating at a spread of 1.25%, which was an interest rate of 1.44% as of September 30, 2015. The BAML Revolver is also subject to a facility fee based on our credit rating, which was 25 bps or approximately $1.25 million per year.
- The BAML Term Loan has LIBOR fixed at 0.75% for five years. At our credit rating, the spread for the BAML Term Loan is 1.45%, so our interest rate is 2.20%.
- The BMO Term Loan has fixed LIBOR at 2.32% for seven years. At our credit rating, the spread over LIBOR is 1.65%, so our interest rate is 3.97%.
- We incurred financing costs to close the BAML Revolver, BAML Term Loan and the credit facilities that preceded them. We also incurred financing costs to close the BMO Term Loan. These costs are deferred and amortized into interest expense during the terms of the loans. The annual run rate for amortization to interest expense from deferred financing costs is approximately $2.1 million.
- The BAML Revolver can be extended for 1 year at the Company's option upon payment of fees and includes an accordion feature that allows for up to $250 million of additional borrowing capacity. The BMO Term Loan includes an accordion feature that allows for up to $50 million of additional borrowing capacity. The accordion features are subject to receipt of lender commitments and satisfaction of certain customary conditions.

September 30, 2015 12

Capital Analysis
(in thousands, except per share amounts)

	31-Mar-15	30-Jun-15	30-Sep-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14
Market Data:							
Shares Outstanding	100,187	100,187	100,187	100,187	100,187	100,187	100,187
Closing market price per share	$ 12.82	$ 11.31	$ 10.75	$ 12.60	$ 12.58	$ 11.22	$ 12.27
Market capitalization	$ 1,284,403	$ 1,133,120	$ 1,077,015	$ 1,262,361	$ 1,260,358	$ 1,124,103	$ 1,229,299
Total Debt	860,000	920,000	920,000	936,500	916,500	905,000	888,000
Total Market Capitalization	$ 2,144,403	$ 2,053,120	$ 1,997,015	$ 2,198,861	$ 2,176,858	$ 2,029,103	$ 2,117,299
Dividend Data:							
Total dividends paid	$ 19,036	$ 19,035	$ 19,035	$ 19,036	$ 19,035	$ 19,036	$ 19,036
Common dividend per share	$ 0.19	$ 0.19	$ 0.19	$ 0.19	$ 0.19	$ 0.19	$ 0.19
Quarterly dividend as a % of FFO*	73.1%	70.4%	70.4%	65.5%	67.9%	67.9%	70.4%
Liquidity:							
Cash and cash equivalents	$ 14,946	$ 15,841	$ 19,100	$ 20,031	$ 18,455	$ 15,930	$ 7,519
Revolving credit facilities:							
Gross potential available under the BAML Credit Facility	900,000	900,000	900,000	900,000	900,000	900,000	900,000
Less:							
Outstanding balance	(640,000)	(700,000)	(700,000)	(716,500)	(696,500)	(685,000)	(668,000)
Total Liquidity	$ 274,946	$ 215,841	$ 219,100	$ 203,531	$ 221,955	$ 230,930	$ 239,519

*See page 9 for a reconciliation of Net Income to FFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.

September 30, 2015

13

Portfolio Overview As of the Quarter Ended Portfolio Breakdown by 30-Sep-15 30-Jun-15 31-Mar-15 31-Dec-14 30-Sep-14 FSP Participation Owned portfolio of commercial real estate: Owned Properties Number of properties 36 36 36 38 39 Square feet 9,640,904 9,639,740 9,310,131 9,580,057 9,690,361 Non-Consolidated Properties Leased percentage 90.5% 90.6% 90.4% 92.8% 93.3% Managed Single Asset REITs (SARs) Investments in non-consolidated commercial real estate: 11.9% Number of properties 2 2 2 2 2 Square feet 1,396,071 1,396,071 1,396,071 1,395,780 1,395,500 Leased percentage 71.2% 69.7% 70.1% 71.3% 71.0% 11.1% Single Asset REITs (SARs) managed: Number of properties 7 7 7 8 9 Square feet 1,487,026 1,487,026 1,488,003 1,897,801 2,036,572 Leased percentage 77.0% 73.5% 73.4% 84.7% 86.6% Total owned (a) , investments and managed properties: Number of properties 45 45 45 48 50 Square feet 12,524,001 12,522,837 12,194,205 12,873,638 13,122,433 77.0 % Leased percentage 86.8% 86.3% 86.0% 89.3% 89.9% September 30, 2015 14

Owned Portfolio Overview

MSA / Property Name	City	State	Square Feet	Percent Leased	Wtd Ave (a) Occupied	GAAP (b) Rent
East Region						
Baltimore						
East Baltimore	Baltimore	MD	325,445	85.4%	81.3%	$ 23.40
Washington, D.C.						
Meadow Point	Chantilly	VA	138,537	100.0%	94.3%	$ 27.31
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$ 37.64
Loudoun Tech Center	Dulles	VA	136,658	92.0%	92.0%	$ 17.88
Richmond						
Innsbrook	Glen Allen	VA	298,456	99.9%	99.9%	$ 18.73
Charlotte						
Forest Park	Charlotte	NC	62,212	100.0%	100.0%	$ 13.82
Raleigh-Durham						
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$ 35.93
East Region Total			1,332,308	95.6%	94.0%	$ 25.53

MSA / Property Name	City	State	Square Feet	Percent Leased	Wtd Ave (a) Occupied	GAAP (b) Rent
Midwest Region						
Chicago						
Northwest Point	Elk Grove Village	IL	176,848	100.0%	100.0%	$ 24.73
909 Davis Street	Evanston	IL	195,245	100.0%	98.9%	$ 35.20
Indianapolis						
River Crossing	Indianapolis	IN	205,059	90.6%	94.7%	$ 20.43
St. Louis						
Timberlake	Chesterfield	MO	234,023	93.8%	54.7%	$ 21.15
Timberlake East	Chesterfield	MO	116,197	43.7%	28.5%	$ 21.96
Lakeside Crossing	Maryland Heights	MO	127,778	100.0%	100.0%	$ 24.33
Minneapolis						
121 South 8th Street	Minneapolis	MN	475,694	90.8%	89.9%	$ 15.49
Midwest Region Total			1,530,844	90.7%	83.7%	$ 22.10

(a) Weighted Occupied Percentage for the nine months ended September 30, 2015.
(b) Weighted Average GAAP Rent per Occupied Square Foot.

September 30, 2015

15

FSP FRANKLIN STREET PROPERTIES

Owned Portfolio Overview

MSA / Property Name	City	State	Square Feet	Percent Leased	Wtd Ave (a) Occupied	GAAP (b) Rent
South Region						
Dallas-Fort Worth						
Legacy Tennyson Center	Plano	TX	202,600	100.0%	100.0%	$ 17.37
One Legacy Circle	Plano	TX	214,110	100.0%	100.0%	$ 33.36
Addison Circle	Addison	TX	290,041	93.4%	86.1%	$ 24.79
Collins Crossing	Richardson	TX	300,887	100.0%	99.5%	$ 24.54
Liberty Plaza	Addison	TX	218,934	82.5%	86.3%	$ 20.76
Houston						
Park Ten	Houston	TX	157,460	63.1%	63.1%	$ 31.56
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$ 31.28
Park Ten Phase II	Houston	TX	156,746	100.0%	100.0%	$ 31.53
Westchase I & II	Houston	TX	629,025	90.2%	94.2%	$ 33.99
Miami-Ft. Lauderdale-West Palm Beach						
Blue Lagoon Drive	Miami	FL	212,619	100.0%	100.0%	$ 22.54
Atlanta						
One Overton Place	Atlanta	GA	387,267	85.0%	80.1%	$ 24.40
One Ravinia	Atlanta	GA	386,603	94.8%	95.1%	$ 22.91
Two Ravinia	Atlanta	GA	442,130	77.4%	75.8%	$ 24.98
999 Peachtree	Atlanta	GA	621,946	94.7%	95.3%	$ 30.14
South Region Total			4,468,767	83.7%	91.1%	$ 27.30

(a) Weighted Occupied Percentage for the nine months ended September 30, 2015.
(b) Weighted Average GAAP Rent per Occupied Square Foot.

MSA / Property Name	City	State	Square Feet	Percent Leased	Wtd Ave (a) Occupied	GAAP (b) Rent
West Region						
Seattle						
Federal Way	Federal Way	WA	117,010	58.9%	58.1%	$ 18.58
San Francisco-San Jose-Oakland						
Hillview Center	Milpitas	CA	36,288	100.0%	100.0%	$ 16.33
Montague Business Center	San Jose	CA	145,951	81.1%	81.1%	$ 16.55
Denver						
380 Interlocken	Broomfield	CO	240,185	97.1%	96.3%	$ 29.54
1999 Broadway	Denver	CO	676,379	82.5%	85.8%	$ 32.23
Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$ 24.78
390 Interlocken	Broomfield	CO	241,516	85.3%	71.7%	$ 28.29
1001 17th Street	Denver	CO	655,420	86.3%	84.2%	$ 34.39
West Region Total			2,308,985	85.9%	84.7%	$ 29.70
Total Owned			9,640,904	90.5%	88.8%	$ 26.81

September 30, 2015 16

Managed Portfolio Overview MSA / Property Name City State Square Feet MSA / Property Name City State Square Feet Southeast Region Midwest Region Columbia Chicago 1441 Main Street Columbia SC 264,857 (a) East Wacker Chicago IL 861,000 Atlanta Indianapolis Satellite Place Duluth GA 134,785 Monument Circle Indianapolis IN 213,760 Southeast Region Total 399,642 St. Louis Lakeside Crossing II Maryland Heights MO 116,000 Southwest Region Kansas City Houston (b) Grand Boulevard Kansas City MO 535,071 Energy Tower I Houston TX 325,797 Cincinnati Denver Centre Pointe V West Chester OH 135,936 385 Interlocken Broomfield CO 295,891 Southwest Region Total 621,688 Midwest Region Total 1,861,767 Total Managed 2,883,097 Total Owned & Managed 12,524,001 (a) FSP has a Preferred Share Interest of 43.7% in the entity that owns this property. (b) FSP has a Preferred Share Interest of 27.0% in the entity that owns this property. September 30, 2015 17

Tenants by Industry (By Square Feet) Oil & Gas 16.55% Other 16.86% Medical Professionals & Social Services 2.81% Restaurants 3.00% Banking 10.18% Medical Research 3.06% Insurance 3.17% Legal Services 8.57% Architecture & Engineering 3.47% Real Estate 3.57% General Business Services 3.75% IT & Computer Services 8.51% Communications 4.00% Government 5.62% Professional Services 6.87% Oil & Gas 16.55% Banking 10.18% Legal Services 8.57% IT & Computer Services 8.51% Professional Services 6.87% Government 5.62% Communications 4.00% General Business Services 3.75% Real Estate 3.57% Architecture & Engineering 3.47% Insurance 3.17% Medical Research 3.06% Restaurants 3.00% Medical Professionals & Social Services 2.81% Other 16.86% September 30, 2015 18

20 Largest Tenants with Annualized Rent and Remaining Term (Owned Portfolio)

	Tenant Name	Number of Leases	Remaining Lease Term in Months	Aggregate Leased Square Feet	% of Total Square Feet	Annualized Rent (in 000's)	% of Aggregate Leased Annualized Rent
1	TCF National Bank	2	3	263,111	2.7%	$ 2,997,573	1.3%
2	Quintiles Transnational Corp	1	42	259,531	2.7%	9,067,770	4.0%
3	CITGO Petroleum Corporation	1	77	248,399	2.6%	7,904,056	3.5%
4	Newfield Exploration Company	1	77	234,495	2.4%	8,630,672	3.9%
5	US Government (a)	5	9, 11, 32, 46, 60	223,433	2.3%	7,225,672	3.2%
6	Sutherland Asbill Brennan LLP	1	55	222,422	2.3%	6,823,317	3.0%
7	Burger King Corporation	1	36	212,619	2.2%	5,134,749	2.3%
8	Denbury Onshore, LLC (b)	2	10, 46	202,600	2.1%	3,510,042	1.6%
9	SunTrust Bank (c)	3	8, 134, 72	182,888	1.9%	3,736,826	1.7%
10	Citicorp Credit Services, Inc	1	15	176,848	1.8%	4,612,196	2.1%
11	T-Mobile South, LLC dba T-Mobile	1	41	151,792	1.6%	3,635,589	1.6%
12	Houghton Mifflin Harcourt Publishing Company	1	18	150,050	1.6%	6,243,052	2.8%
13	Petrobras America, Inc.	1	50	144,813	1.5%	5,337,807	2.4%
14	Murphy Exploration & Production Company	1	19	144,677	1.5%	4,718,321	2.1%
15	Argo Data Resource Corporation	1	95	140,246	1.5%	3,718,923	1.7%
16	Monsanto Company	1	52	127,778	1.3%	3,019,394	1.3%
17	Federal National Mortgage Association	1	12	123,144	1.3%	2,695,622	1.2%
18	Vail Corp d/b/a Vail Resorts (d)	2	42, 90	122,232	1.3%	3,478,650	1.6%
19	Kaiser Foundation Health Plan	1	104	120,979	1.3%	3,091,345	1.4%
20	Centene Management Company, LLC (e)	1	93	117,618	1.2%	-	-
			Total	**3,569,675**	**37.1%**	**$ 95,581,575**	**42.7%**

(a) Includes 180,444 and 27,398 square feet which expire in 2018 & 2017, respectively. The remaining 15,591 square feet expire between 2016 - 2020.
(b) Includes 102,600 square feet which expire 7/31/16 and 100,000 square feet that expire 7/31/19.
(c) Includes 23,217 square feet, which expire 4/30/16 and 32,171 square feet, which expire 10/31/26. The remaining 127,500 square feet expire 9/30/21.
(d) Includes 38,293 square feet which expire March 31, 2019. The remaining 83,939 square feet expire March 31, 2023.
(e) The lease was executed June 30, 2015 and rent has not commenced.

September 30, 2015 19

Leasing Activity (Owned Portfolio) Nine Months Year Year Ended Ended Ended Leasing Activity 30-Sep-15 31-Dec-14 31-Dec-13 (in Square Feet - SF) New leasing 262,000 149,000 267,000 Renewals 454,000 635,000 645,000 716,000 784,000 912,000 Other information per SF (Activity on a year-to-date basis) GAAP Rents on leasing $ 26.70 $ 26.89 $ 23.33 Weighted average lease term 5.2 Years 6.25 Years 7.2 Years Increase over average GAAP rents in prior year 12.9% 11.8% 8.0% Average free rent 3 Months 3 Months 3 Months Tenant Improvements $ 16.88 $ 16.40 $ 18.25 Leasing Costs $ 6.33 $ 7.66 $ 8.48 September 30, 2015 20

Lease Expirations by Square Feet (Owned Portfolio) % of Square 2,000,000 Year Total Square Feet Feet 1,800,000 2015 69,019 0.7% 2016 1,005,764 10.4% 1,600,000 2017 1,119,778 11.6% 1,400,000 2018 996,420 10.3% 2019 1,473,328 15.3% 1,200,000 2020 859,385 8.9% 1,000,000 2021 816,955 8.5% 2022 992,342 10.3% 800,000 2023 596,384 6.2% 600,000 2024 273,770 2.9% 2025 320,471 3.3% 400,000 2026 202,054 2.1% 200,000 Vacant 915,234 9.5% 0 Total 9,640,904 100.0% 2015 2017 2019 2021 2023 2025 Total Square Feet September 30, 2015 21

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

Year of Lease Expiration December 31,	Number of Leases Expiring Within the Year (a)	Rentable Square Footage Subject to Expiring Leases	Annualized Rent Under Expiring Leases (b)	Annualized Rent Per Square Foot Under Expiring Leases	Percentage of Total Annualized Rent Under Expiring Leases	Cumulative Total
2015	21 (c)	69,019	$ 1,996,865	$ 28.93	0.9%	0.9%
2016	65	1,005,764	21,309,028	21.19	9.5%	10.4%
2017	71	1,119,778	32,867,345	29.35	14.7%	25.1%
2018	74	996,420	29,078,109	29.18	13.0%	38.1%
2019	62	1,473,328	41,082,293	27.88	18.4%	56.4%
2020	58	859,385	22,049,788	25.66	9.8%	66.3%
2021	26	816,955	19,713,951	24.13	8.8%	75.1%
2022	25	992,342	28,891,248	29.11	12.9%	88.0%
2023	19	596,384	11,562,784	19.39	5.2%	93.2%
2024	7	273,770	6,862,689	25.07	3.1%	96.2%
2025 and thereafter	17	522,525 (d)	8,447,095	16.17	3.8%	100.0%
	445	8,725,670	$ 223,861,194	$ 25.66	100.0%	
Vacancies as of 9/30/15		915,234				
Total Portfolio Square Footage		9,640,904				

(a) The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.

(b) Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at September 30, 2015 mulitplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(c) Includes 13 leases that are month-to-month.

(d) Includes 68,281 square feet that are non-revenue producing building amenities.

September 30, 2015

22

Capital Expenditures (in thousands) Nine Months For the Three Months Ended Ended 31-Mar-15 30-Jun-15 30-Sep-15 30-Sep-15 Tenant improvements $ 2,936 $ 3,420 $ 1,794 $ 8,150 Deferred leasing costs 830 1,539 1,490 3,859 Non-investment capex 643 1,418 1,090 3,151 Recurring Capital Expenditures 4,409 6,377 4,374 15,160 1st generation leasing 1,934 712 451 3,097 Investment capex 230 243 558 1,031 121 South 8thStreet, Minneapolis, MN Total Capital Expenditures $ 6,573 $ 7,332 $ 5,383 $ 19,288 For the Three Months Ended Year ended 31-Mar-14 30-Jun-14 30-Sep-14 31-Dec-14 31-Dec-14 Tenant improvements $ 1,132 $ 1,837 $ 2,612 $ 4,244 $ 9,825 Deferred leasing costs 1,080 2,786 577 1,405 5,848 Non-investment capex 364 1,621 700 851 3,536 Recurring Capital Expenditures 2,576 6,244 3,889 6,500 19,209 1st generation leasing 33 9 394 580 1,016 Investment capex 755 580 244 516 2,095 Total Capital Expenditures $ 3,364 $ 6,833 $ 4,527 $ 7,596 $ 22,320 September 30, 2015 23

Transaction Activity (in thousands except for Square feet) Recent Acquisitions: Purchase Price City State Square Feet Date Acquired 2015 Two Ravinia Atlanta GA 442,130 4/8/15 $ 78,000 2013 1999 Broadway Denver CO 673,793 5/22/13 $ 183,000 999 Peachtree Atlanta GA 621,946 7/1/13 157,900 1001 17th Street Denver CO 655,420 8/28/13 217,000 2012 One Ravinia Atlanta GA 386,603 7/31/12 $ 52,750 Westchase Houston TX 629,025 11/1/12 154,750 Recent Dispositions: Gross Sales Gains City State Square Feet Date Sold Proceeds on Sales 2015 Willow Bend Plano TX 117,050 2/23/15 $ 20,750 $ 1,462 Eden Bluff Eden Prairie MN 153,028 3/31/15 28,000 9,000 Park Seneca Charlotte NC 109,699 5/13/15 8,150 948 2014 Centennial Colorado Springs CO 110,405 12/3/14 $ 15,500 $ 940 2013 East Renner Road Richardson TX 122,300 10/29/13 $ 12,475 $ 2,169 September 30, 2015 24

Loan Portfolio of Secured Real Estate (in thousands) (dollars in thousands) Maximum Amount Interest Maturity Amount Drawn at Interest Draw Rate at Sponsored REIT Location Date of Loan 30-Sep-15 Rate (1) Fee (2) 30-Sep-15 Secured revolving lines of credit FSP Satellite Place Corp. Duluth, GA 31-Mar-17 $ 5,500 $ 5,500 L+4.4% 0.5% 4.60% FSP 1441 Main Street Corp. Columbia, SC 31-Mar-16 10,800 9,000 L+4.4% 0.5% 4.60% FSP Energy Tower I Corp. Houston, TX 30-Jun-17 20,000 8,600 L+5.0% 0.5% 5.20% Secured construction loan FSP 385 Interlocken Development Corp. Broomfield, CO 30-Apr-16 42,000 37,541 L+4.4% n/a 4.60% Mortgage loan secured by property FSP Energy Tower I Corp. Houston, TX 30-Jun-17 33,000 33,000 6.41% n/a 6.41% $ 111,300 $ 93,641 (1) The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate. (2) The draw fee is a percentage of each new advance, and is paid at the time of each new draw. September 30, 2015 25

Net Asset Value Components

(in thousands except per share data)

		As of 30-Sep-15
Total Market Capitalization Values		
Shares outstanding		100,187.4
Closing price	$	10.75
Market capitalization	$	1,077,015
Debt		920,000
Total Market Capitalization	$	1,997,015

NOI Components		3 Months Ended 30-Sep-15
Same Store NOI (1)	$	32,744
Acquisitions (1) (2)		1,067
Property NOI (1)		33,811
Full quarter adjustment (3)		-
Stabilized portfolio	**$**	**33,811**

Financial Statement Reconciliation:		
Rental Revenue	$	60,386
Rental operating expenses		(15,951)
Real estate taxes and insurance		(9,941)
NOI on assets sold during the quarter		(6)
Taxes (4)		(129)
Management fees & other (5)		(548)
Property NOI (1)	$	33,811

Assets:		
Loans outstanding on secured RE	$	93,641
Investments in SARs (book basis)		77,853
Straight-line rent receivable		47,330
Asset held for sale		-
Cash and cash equivalents		19,100
Restricted cash		34
Tenant rent receivables		3,548
Prepaid expenses		956
Office computers and furniture		551
Other assets:		
Deferred financing costs, net		7,637
Other assets: Derivative Market Value		-
Phoenix Tower Liquidating Trust (6)		4
Other assets		1,176
	$	251,830
		-
Liabilities:		
Debt	$	920,000
Accounts payable & accrued expenses		45,400
Tenant security deposits		4,349
Other liabilities: derivative liability		12,096
	$	981,845
		-

Other information:		
Leased SF to be FFO producing During 2015 (in 000's)		74
Straight-line rental revenue current quarter	$	930
Management fee income current quarter	$	177
Interest income from secured loans		1,294
Management fees and interest income from loans	$	1,470
FFO from non-consolidated REITs - Q1 2015 (7):		
East Wacker	$	680
Grand Boulevard		205
Total	$	885

Footnotes to the components

(1) See pages 11 & 28 for definitions and reconciliations
(2) Includes NOI from 3 acquisitions 2013
(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary
(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI
(5) Management & other fees are eliminated in consolidation but included on Property NOI
(6) Expected liquidating distribution from sale of equity interest *(Collection within 2 years, subject to some expenses)*
(7) We report FFO from non-consolidated REITs for the previous quarter as their financial statements are not yet complete for the current quarter.

September 30, 2015

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Appendix: Non-GAAP Financial Measure Definitions Definition of Funds From Operations (“FFO”) The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs. FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition in our table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do. We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements. September 30, 2015 27

Appendix: Non-GAAP Financial Measure Definitions Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA EBITDA is defined as net income plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA. Definition of Property Net Operating Income (Property NOI) The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income (the most directly comparable GAAP financial measure) plus selling, general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in both periods, which we call Same Store. The Comparative Same Store results include properties held for the periods presented and exclude significant nonrecurring income such as bankruptcy settlements and lease termination fees. NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions. September 30, 2015 28

Appendix: Non-GAAP Financial Measure Definitions Definition of Adjusted Funds From Operations (AFFO) The Company defines AFFO as the sum of (1) FFO; (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs; (3) excluding the effect of straight-line rent; (4) plus deferred financing costs, (5) less recurring capital expenditures that are generally for (a) maintenance of properties, which we call non-investment capex or are second generation capital expenditures. Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions. We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements. September 30, 2015 29

Investor Relations Contact: Georgia Touma (877) 686-9496 InvestorRelations@franklinstreetproperties.com One & Two RaviniaDrive, Atlanta, GA www.franklinstreetproperties.com Franklin Street Properties Corp. 401 Edgewater Place Wakefield, MA 01880 (781)557-1300